OTHER ASSETS	12 Months Ended
Jun. 30, 2024
OTHER ASSETS, NET
OTHER ASSETS, NET

NOTE 8 -             OTHER ASSETS

Other assets as of June 30, 2024 and 2023 consisted of:

	June 30, 2024	June 30, 2023
Deposits receivable	2,243,171	474,640
Loans receivable	578,138	274,129
Prepaid expense	300,520	—
Notes receivable	153,744	—
Other receivables	210,308	32,090
Other assets	$3,485,881	$780,859

Deposits receivable refer to the deposits or guarantees paid by the Company for leases or contractual performance, which are expected to be recovered within one year.

Loans receivable refer to interest-free loans made to third parties. As of the date of this report, 85% of the Loans receivable balance as of June 30, 2023, had been recovered. 55% of the Loans receivable balance as of June 30, 2024, had been recovered.